                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                 (Amendment No. ___)
Filed by the Registrant [X]
Filed by a Party other than the Registrant
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-12

                   SOUTHERN INVESTORS SERVICE COMPANY, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------
     5)      Total Fee Paid:

     --------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     --------------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------
     3)  Filing Party:

     --------------------------------------------------------------------------
     4)   Date Filed:

                   SOUTHERN INVESTORS SERVICE COMPANY, INC.
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 16, 2000



To the Stockholders of
 Southern Investors Service Company, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of Southern Investors Service Company, Inc., a Delaware corporation (Company), will be held in the board room of the Company's corporate offices, 2727 North Loop West, Suite 200, Houston, Texas 77008, on Tuesday, May 16, 2000 at 10:00 a.m., Houston time, for the following purposes:

          (a) To elect three directors to serve until the next annual meeting of stockholders or until their respective successors shall be elected and qualified;

          (b) To ratify the appointment of Arthur Andersen LLP as independent public accountants for the Company for the year ending December 31, 2000; and

          (c) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only holders of Common Stock, $1.00 par value, of record on April 20, 2000 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                              By Order of the Board of Directors,

                              [SIGNATURE APPEARS HERE]

                              WALTER M. MISCHER, SR.
                              Chairman of the Board and
                              Chief Executive Officer


Houston, Texas
April 27, 2000

                                   IMPORTANT

     IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. THIS PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                   SOUTHERN INVESTORS SERVICE COMPANY, INC.
                             2727 NORTH LOOP WEST
                                   SUITE 200
                             HOUSTON, TEXAS  77008

                                ---------------

                                PROXY STATEMENT

                                ---------------


                              GENERAL INFORMATION

     This Proxy Statement is furnished to the stockholders of Southern Investors Service Company, Inc. (Company), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders to be held on May 16. 2000 (Meeting). It is anticipated that proxy solicitation materials will be first mailed to stockholders on April 27, 2000. Proxies in the form enclosed, properly executed by stockholders and returned to the Company, which are not revoked, will be voted at the Meeting. Proxies will be voted in accordance with the directions specified thereon, and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which voting instructions are not specified will be voted for the nominees for the office of director named herein and in favor of the ratification of Arthur Andersen LLP as independent public accountants for the Company for the year ending December 31, 2000. A proxy may be revoked by giving written notice of such revocation to the Secretary of the Company at any time before such proxy is voted at the Meeting.

     The Annual Report to Stockholders with respect to the Company's fiscal year ended December 31, 1999 is being mailed to stockholders contemporaneously with the proxy solicitation materials. The Annual Report does not form a part of the material for the solicitation of proxies.

                           OUTSTANDING CAPITAL STOCK

     The record date for determining the stockholders of the Company entitled to notice of and to vote at the Meeting is the close of business on April 20, 2000. At the close of business on that date, the Company had issued and outstanding and entitled to vote at the Meeting 3,168,929 shares of common stock, $1.00 par value (Common Stock).

                               QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of the 3,168,929 shares of Common Stock outstanding is necessary to constitute a quorum at the Meeting. In accordance with Delaware law and the Company's charter and bylaws, each qualifying share of Common Stock is entitled to one vote on each matter to be acted upon at the Meeting. In establishing the presence of a quorum, abstentions and broker non-votes will be included in the determination of the number of shares represented at the Meeting. Abstentions will have the same effect as a vote against a proposal; broker non-votes, however, are not included in the tally of votes cast and will not affect the outcome of a proposal.

                           PRINCIPAL SECURITY HOLDERS

     To the best knowledge of the Company, the following table sets forth all persons beneficially owning more than 5% of the Common Stock at April 20, 2000. Unless otherwise indicated, each of the following persons may be deemed to have sole voting and dispositive power with respect to such shares.

                                                  AMOUNT AND
                                                   NATURE OF         PERCENT
   NAME AND ADDRESS OF BENEFICIAL OWNER        BENEFICIAL OWNER     OF CLASS
                                              -------------------   ---------

Walter M. Mischer..........................            915,240(a)      28.88%
  2727 North Loop West, Suite 200
  Houston, Texas  77008

FCLT Loans, L.P............................            805,156         25.41%
  1021 Main St., Suite 250
  Houston, Texas  77002

John D. Weil...............................            335,695(b)      10.59%
  200 North Broadway, Suite 825
  St. Louis, Missouri  63102

Texas Commerce Bank National Association...            307,549          9.71%
  P. O. Box 2558
  Houston, Texas  77252





__________
(a) The number of shares of the Common Stock set forth as being beneficially owned by Mr. Mischer includes 2,250 shares of Common Stock that Mr. Mischer holds as custodian for his grandchildren.

(b) The number of shares of Common Stock set forth as being beneficially owned by Mr. Weil includes 308,695 shares of Common Stock held by Mr. Weil and 27,000 shares of Common Stock held by trusts of which Mr. Weil is the trustee.


                            NOMINEES FOR DIRECTORS

     Each of the following persons is a nominee for election as a director and is currently a member of the Board of Directors. Directors will be elected by the majority vote of the shares of Common Stock represented at the Meeting and entitled to vote. The term of office for which the following persons are nominated will expire at the next annual meeting of stockholders of the Company or when their respective successors shall have been duly elected and shall have qualified. Should any nominee for the office of director named herein become unable or unwilling to accept nomination or election, the person or persons acting under the proxies will vote for the election in his stead of such other persons as the Board of Directors may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected to office and, to the knowledge of management, the nominees intend to serve the entire term for which election is sought.

     Unless otherwise noted, the information provided in the column below captioned "Principal Occupation" indicates the principal occupation and employment of each nominee during the past five years and the name and principal business of any corporation or other organization in which such occupation or employment was carried on.

                                                                                      DIRECTOR OF THE
NOMINEES FOR DIRECTOR                  AGE            PRINCIPAL OCCUPATION             COMPANY SINCE
----------------------------------   -------   ----------------------------------   -------------------

Walter M. Mischer (a)(b)(c)(d)....      77     Chairman of the Board and Chief              1955
                                               Executive Officer, Southern
                                               Investors Service Company, Inc.,
                                               Houston, Texas

Walter M. Mischer, Jr. (b)(e).....      49     President and Chief Operating                1976
                                               Officer, Southern Investors
                                               Service Company, Inc., Houston,
                                               Texas

John D. Weil (c)(d)...............      59     Private Investor, St. Louis,                 1992
                                               Missouri

-----------
(a) As a result of Mr. Mischer's ownership of the shares of Common Stock as described in "Principal Security Holders" above, Mr. Mischer may be deemed to be a control person of the Company for reasons other than his position as a director of the Company. Mr. Mischer is the father of Walter M. Mischer, Jr.

(b)  Member of Executive Committee.

(c)  Member of Audit Committee.

(d)  Member of Compensation Committee.

(e)  Mr. Mischer, Jr. is the son of Walter M. Mischer.


     The following table sets forth certain information concerning the ownership of shares of Common Stock by the nominees for director, the executive officers and by all directors and executive officers of the Company as a group:

                SECURITIES OWNED BENEFICIALLY AT APRIL 20, 2000

                                     AMOUNT AND NATURE OF
DIRECTOR OR NOMINEE                   BENEFICIAL OWNER(a)    PERCENT OF CLASS
-------------------                   --------------------   -----------------

Walter M. Mischer                         915,240(b)                28.9%
Walter M. Mischer, Jr.                     19,044(c)(d)             (e)
John D. Weil                              335,695(f)                10.6%
All directors and executive
  officers as a group                   1,269,979                   40.1%

----------
(a) Except as otherwise described herein, each nominee may be deemed to have sole voting and dispositive power with respect to his shares.

(b) Includes 2,250 shares held by Mr. Mischer as custodian for his grandchildren.

(c) Includes 50 shares held by Mr. Mischer, Jr. as custodian, and 800 shares held by trusts of which Mr. Mischer, Jr. serves as co-trustee and as to which he shares voting and dispositive power.

(d) Does not include 120,548 shares of Common Stock held by the Walter M. Mischer, Jr. 1972 Trust. Mr. Mischer, Jr. is the sole beneficiary of such trust but does not exercise any voting or dispositive power with respect to any securities held by such trust.

(e)  Less than 1%.

(f) Includes 27,000 shares of Common Stock held by trusts of which Mr. Weil is trustee.

     The Board of Directors held one meeting during 1999 and each of the directors attended. Committees of the Board of Directors include the Executive Committee, the Audit Committee and the Compensation Committee. The Audit Committee, which was established in May 1979, did not hold any meetings in 1999; however, the members thereof communicated informally from time to time in 1999. The Audit Committee's function is to recommend an independent auditor for each ensuing year and to review financial statements, audit results, the scope of audit procedures and the auditors' evaluation of internal controls. The Executive Committee did not hold any meetings during 1999; however, the members thereof communicated informally from time to time in 1999. The Compensation Committee, which was established in January 1982, did not hold any meetings during 1999; however, the members thereof communicated informally from time to time in 1999. The Compensation Committee's principal function is to administer the Key Employee Equity Participation Incentive Plan, as described below. The Board of Directors does not have a nominating committee or other committees performing similar functions. The directors do not receive any compensation for their service as directors.

     The following nominees hold directorships (or trusteeships, as indicated) in the companies indicated, which companies have a class of securities registered pursuant to the requirements of the Securities Exchange Act of 1934:
Walter M. Mischer -  Southwest Airlines Co. and Howell Corporation; John D. Weil
- Physicians Insurance Company of Ohio, Ogelbay Norton Company, Todd Shipyards Corporation, American Healthcare Products, Inc. and Baldwin & Lyons, Inc.

                              EXECUTIVE OFFICERS

     Each of the following persons has been chosen to become an executive officer of the Company. The term of office for which the following persons are to be elected will expire at the first Board of Directors meeting following the 2001 Annual Meeting of Stockholders of the Company or when their respective successors shall have been duly elected and shall have qualified.

                                                                                      SERVED IN SUCH
             NAME                      AGE                   OFFICE                   CAPACITY SINCE
----------------------------------   -------   ----------------------------------   -------------------

Walter M. Mischer.................      77     Chairman of the Board                       1969
                                               Chief Executive Officer                     1976

Walter M. Mischer, Jr.............      49     President                                   1981
                                               Chief Operating Officer                     1981

Eric M. Schumann..................      49     Senior Vice President-Finance               1992

                             EXECUTIVE COMPENSATION

COMPENSATION

     The Company did not pay any compensation to Walter M. Mischer, the Chief Executive Officer, in 1999, and the Company paid him $11,099 in 1998. No other executive officer of the Company received aggregate direct remuneration from the Company and its subsidiaries in excess of $100,000 during the calendar year ended December 31, 1999. The Company has no stock option, retirement or pension plans.

CERTAIN TRANSACTIONS

Sale of Lajitas

     The Company determined in late 1999 that the sale of its sole remaining operating asset, the Lajitas Resort and two adjoining tracts of land in west Texas, would facilitate the Company's ability to settle its existing liabilities most favorably. The Company's decision to sell Lajitas at this time was also influenced by its perception that a strong marketplace currently favors sellers of specialty properties. After considering the efficacy of the Company's past efforts and reviewing sales of other specialty properties, the Company determined that the best alternative would be to sell the property through an auction process. As a result, the Company retained the National Auction Group, Inc., (National Auction) to conduct an auction of Lajitas. The auction was conducted on February 24, 2000 and the property was sold for $3,950,000 (the Purchase Price). The sale is scheduled to close when the required regulatory approvals are received (the Closing Date).

     In accordance with the terms of the purchase agreement approved by the Board of Directors of the Company and a majority of the Company's shareholders (the Purchase Agreement), the buyer will pay the Purchase Price to the Company by wire transfer of immediately available funds to a title company at the closing. The buyer will pay National Auction a fee in the amount of $296,250 (7.5% of the Purchase Price), $162,000 of which will be paid by National Auction to the Company as reimbursement for advertising expenses. The Company will pay National Auction a commission equivalent to 6% of the proceeds it receives from the transaction. The buyer has deposited 10% of the Purchase Price as earnest money with the title company.

     Approximately 55% of the Lajitas real estate is subject to a mortgage in favor of Walter M. Mischer, Chairman of the Board and Chief Executive Officer of the Company. The mortgage secures approximately $720,000 of indebtedness to Mr. Mischer, consisting of $497,000 of principal and approximately $223,000 of accrued interest at April 20, 2000. It will be necessary for the Company to use a portion of the proceeds from the sale of Lajitas to repay this indebtedness in order to remove the mortgage lien from the property and convey free and clear title to the buyer.

     As part of the property being sold pursuant to the Purchase Agreement, the buyer will purchase a portion of the employee housing at the resort that is currently owned by Mr. Mischer. Mr. Mischer has agreed to sell this housing to the Company immediately prior to the closing for

$275,000, which amount represents the actual cost incurred by Mr. Mischer in connection with the construction of the housing. Mr. Mischer agreed to provide such employee housing for Lajitas at a time when the Company was unable to finance construction on acceptable terms.

The 1982 Partnership

     In 1982 the Board of Directors instituted a Key Employee Equity Participation Incentive Plan (Incentive Plan) for certain key employees of Mischer Development, Inc. (MDI), the Company's former wholly owned subsidiary engaged in developing and managing office buildings. To implement the Incentive Plan, the Compensation Committee of the Board of Directors allocated to the participating employees, in the aggregate, a 4.58% interest in a limited partnership formed in January 1982 (1982 Partnership). The Company, as general partner, currently holds a 28.75% interest in the 1982 Partnership. As discussed below, Walter M. Mischer, as Trustee, owns a 66.67% interest in the 1982 Partnership, as a new class of limited partner. Limited partners hold the remaining 4.58%. Their positions with the Company (if any), and their interest in the 1982 Partnership are as follows: Walter M. Mischer, Jr., President, Chief Operating Officer, and director - 1.67%; C. Ronald Blankenship - 1.67%; George Ruhlen - 0.83%; and Robert E. McDonald - 0.41%. The limited partners made capital contributions to the 1982 Partnership at the time of its formation. The 1982 Partnership owns a 20% equity interest in a ten-story office building in Houston, Texas, completed in 1983. As of the date of this Proxy Statement, the value, if any, ultimately realizable from a limited partner's interest in the 1982 Partnership is not ascertainable.

     The Company, as general partner, is solely responsible for determining when any distribution is to be made to the partners. All profits, losses and distributions of the 1982 Partnership are allocated among the partners in accordance with the partnership agreement. Under the terms of the limited partnership agreement, the Company may, at its option, and will, at the option of the limited partner, purchase the partnership interest of a limited partner who is no longer employed by the Company or any of its subsidiaries. The agreement contains complex provisions regarding the purchase price payable, which may be substantial, to a limited partner upon exercise of such option.

Other Transactions

     During 1992, the Company restructured the debt of one of its joint ventures. In connection with this restructuring, the Company issued a $300,000 principal amount note payable to the other joint venture partner. This note was secured by the Company's 20% equity interest in the joint venture and was due September 1995. Due to the Company's financial condition, it was unable to retire this note at maturity. During December 1995, the 1982 Partnership (through which the Company held its 20% interest in the joint venture) admitted Walter M. Mischer, Trustee, as a new class of limited partner in exchange for a capital contribution of $306,000. These funds were used to repay the note and accrued interest. In exchange for the capital contribution, Mr. Mischer, as Trustee, will receive (i) the first $306,000 of any future cash flow, (ii) interest on the $306,000 at 10% compounded annually, and (iii) 66.67% of any remaining cash flow. As a result of this transaction, the Company's effective ownership in the joint venture partnership was reduced to 6.7%.

     During 1998 and 1999, the Company shared its principal executive offices at no charge with companies affiliated with the Chairman of the Board and Chief Executive Officer, Walter M. Mischer.

     During 1996, the Company executed two notes to Mr. Mischer. The first note was paid in March 1998. The second note is secured by receivables, is payable monthly as collections on the related receivables are received, and bears interest at the rate of 9%, with a final maturity of July 2001. During 1998, the Company borrowed $154,000 and made payments of $65,000 in connection with this second note. During 1999, the Company made payments of $46,000 in connection with the note. As of December 31, 1999, the outstanding principal balance of the note was $145,000.

     During 1999, the Company executed an additional promissory note in the principal amount of $200,000 payable to Mr. Mischer. This note, secured by the Company's ownership interest in a real estate partnership, bears interest at 8% and was due March 31, 2000. During 1999, the Company borrowed $162,000 on this note, the proceeds of which were used to fund the auction expenses in connection with the proposed sale of Lajitas.

     During 1992 and 1987, Walter M. Mischer purchased certain notes receivable of the Company at the face amount of $83,000 and $546,000, respectively. The Company is required at Mr. Mischer's election to repurchase, at par, any note with a payment more than 90 days delinquent. None of these notes had been repurchased as of December 31, 1999.

     During 1993, in connection with the restructuring of the Company's debentures, the Company issued $3,440,000 in unsecured promissory notes to certain directors, stockholders and affiliates, including notes to Mr. Mischer, Mr. Mischer, Jr., Mr. Weil and John W. Storms, Trustee, in the aggregate principal amount of $2,995,000, to consolidate amounts due for certain debenture loans, debentures held by them and accrued and unpaid interest. These notes bear interest at 6% compounded annually and were due October 2, 1996. No payments have been made on these notes to date.

     Prior to 1999, the Company managed real estate projects in which Mr. Mischer or members of his family had effective ownership interests ranging from 13% to 100%. During 1998, revenue recognized from managing such projects totaled approximately $442,000. The management contracts were cancelable upon thirty days notice. During March 1998, five of these projects which paid an aggregate monthly management fees of $30,000 were sold and as a result the management contracts were canceled by the new owners. As of December 31, 1998, the Company had accounts receivable from these and other projects of $87,000. These receivables were collected in full in 1999. All management activities ceased effective January 1, 1999.

          In the opinion of management of the Company, all of the transactions described above were effected on terms at least as favorable to the Company as those which could have been obtained from unaffiliated third parties.

                             STOCKHOLDER PROPOSALS

     Stockholders of record desiring to present an appropriate resolution at the 2001 Annual Meeting of Stockholders must furnish the proposed resolution to the Company at 2727 North Loop West, Suite 200, Houston, Texas 77008, Attention:
Secretary, no later than December 28, 2000 for inclusion in the Company's proxy statement and form of proxy relating to such meeting. In order to avoid controversy as to the date on which any such proposal is received by the Company, it is suggested that stockholders submit their proposals by Certified Mail-Return Receipt Requested.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to examine and report upon the financial statements of the Company and its consolidated subsidiaries for the year ending December 31, 2000, and unless otherwise directed, the proxy will be voted to ratify such appointment. Representatives of Arthur Andersen LLP will be present at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

                                 OTHER MATTERS

     The enclosed proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, certain officers and regular employees may solicit the return of proxies by telephone, telegram or personal interview. The Company has requested brokers, custodians, nominees and other record holders to forward copies of the proxies and soliciting material to persons for whom they hold shares of the Company and will reimburse such holders for their charges or expenses.

     The Board of Directors has no information that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters do come before the Meeting, the proxy confers discretionary authority on the persons named in the proxy to vote it in accordance with the recommendations of management.

                              By Order of the Board of Directors,

                              [SIGNATURE APPEARS HERE}
                              WALTER M. MISCHER, SR.
                              Chairman of the Board and
                              Chief Executive Officer



Houston, Texas
April 27, 2000


     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND THE EXHIBITS THERETO. WRITTEN REQUESTS FOR COPIES OF THE REPORT SHOULD BE DIRECTED TO THE ATTENTION OF SECRETARY, SOUTHERN INVESTORS SERVICE COMPANY, INC., 2727 NORTH LOOP WEST, SUITE 200, HOUSTON, TEXAS 77008.

                   SOUTHERN INVESTORS SERVICE COMPANY, INC.
            2727 North Loop West, Suite 200, Houston, Texas  77008
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby revokes any proxy or proxies heretofore given and appoints Walter M. Mischer and Walter M. Mischer, Jr., or either of them, the attorneys and proxies of the undersigned, each with full power of substitution, to represent and to vote on behalf of the undersigned at the Annual Meeting of Stockholders of Southern Investors Service Company, Inc., to be held in the board room of Southern Investors Service Company, Inc., 2727 North Loop West, Suite 200, Houston, Texas on May 16, 2000 at 10:00 a.m., Houston time, and at any adjournment of said meeting, all of the shares of Common Stock in the name of the undersigned in the name of the undersigned or which the undersigned may be entitled to vote.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS 1 AND 2, THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSALS.

           (Continued, and to be signed and dated, on reverse side)


                                                 Please mark
                                           [ X ] Your votes
                                                  As this

_________________
  COMMON

1.  ELECTION OF DIRECTORS.      WITHHOLD           Walter M. Mischer, Walter M.    2.  PROPOSAL TO RATIFY THE APPOINTMENT OF
    FOR all nominees listed    AUTHORITY           Mischer, Jr. and John D. Weil       ARTHUR ANDERSEN LLP as independent public
     At right (except as      to vote for                                              accountants for the calendar year ending
     marked to the           all nominees          (INSTRUCTION:  To withhold          December 31, 2000.
     contrary)              listed to the          authority to vote for any
                                right              individual nominee write that
                                                   nominee's name in the space
                                                   provided below.)

          [   ]                 [   ]             ---------------------------           FOR      AGAINST   ABSTAIN

3.  FOR THE TRANSACTION OF SUCH OTHER BUSINESS as may be                                 [  ]      [  ]      [  ]
    properly brought before the meeting.
                                                                                   Signatures should agree with name of
                                                                                   stock certificate as shown hereon.
                                                                                   When shares are held by joint
                                                                                   tenants, both should sign.  When
                                                                                   signing as attorney, executor,
                                                                                   administrator, trustee or guardian,
                                                                                   please give full title as such.  If
                                                                                   a corporation, please sign in full
                                                                                   corporate name by President or other
                                                                                   authorized officer.  If a partnership,
                                                                                   please sign in full partnership name by
                                                                                   authorized person.

                                                                                   Dated: _____________________________, 2000

                                                                                   __________________________________________
                                                                                            (Stockholder's Signature)

                                                                                   __________________________________________
                                                                                            (Stockholder's Signature)


                                       1